Exhibit 16(b)

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 17, 2004

/s/ Ashok N. Bakhru
Ashok N. Bakhru

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 19, 2004

/s/ John P. Coblentz, Jr.
John P. Coblentz, Jr.

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Patrick T. Harker, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 16, 2004

/s/ Patrick T. Harker
Patrick T. Harker

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, John M. Perlowski, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 20, 2004

/s/ John M. Perlowski
John M. Perlowski

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Mary Patterson McPherson, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 16, 2004

/s/ Mary Patterson McPherson
Mary Patterson McPherson

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 19, 2004

/s/ Alan A. Shuch
Alan A. Shuch

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Wilma J. Smelcer, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 16, 2004

/s/ Wilma J. Smelcer
Wilma J. Smelcer

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 16, 2004

/s/ Richard P. Strubel
Richard P. Strubel

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Kaysie P. Uniacke, hereby constitutes and appoints James A. Fitzpatrick, Christopher Keller, James A. McNamara, John M. Perlowski and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 20, 2004

/s/ Kaysie P. Uniacke
Kaysie P. Uniacke